FTI Consulting November 2012 Exhibit 99.1

Cautionary Note About
Forward-Looking Statements
This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts”
and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and in the Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our Business Segments” and “Risks Related to Our
Operations”. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis
FTI Consulting
is a global
business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise
value in an
increasingly
complex legal,
regulatory and
economic
environment
Scalable business model
– Flexible and attractive business model with the opportunity to leverage cross-practice engagements
Well positioned to benefit from key trends
– Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
– LIBOR probe, FCPA investigations, whistleblower investigations and trading probes
Management of expenses and recent restructuring actions create room for margin expansion
– Expect these actions to result in approximately $14 million in cost savings in 2012
Executable growth strategy
– Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
– Capital deployment focused on value-enhancing initiatives
– $250 million stock buyback program approved in June 2012
Healthy balance sheet, consistent cash flows and access to capital

Critical Thinking At The Critical Time™
Corporate Finance/Restructuring is the world leader in restructuring and crisis management
–
#1 crisis management firm in league tables of crisis management firms for 5 consecutive years
(2007-2012)
Economic Consulting is unmatched in reputation and expertise
Forensic and Litigation Consulting is a pioneer of visual support in the courtroom and the global leader in commercial arbitration
Technology is a leading provider of E-Discovery software and services
Strategic Communications is the global leader in strategic business communications
FTI Consulting
is an advisor
to 93 of the
world’s top
100 law firms,
64 of the
world’s 100
largest
companies
and 9 of the
world’s top 10
bank holding
companies
– Named Leading Antitrust Economics Firm and 1 of the 20 Best Economics Firms in the
World by Global Competition Review for 7 consecutive years (2005-2012)
– #1 on Who’s Who Legal List of most highly regarded firms for Commercial Arbitration for 3 consecutive years (2010-2012)
– Member of the “Challengers" Quadrant in Gartner's "Magic Quadrant for E-Discovery
Software" Report for 2012
– Ringtail®
8.2 E-discovery Software Named to KMWorld magazine's 2012 Trend-Setting
Products List
– Named Corporate Agency of the Year by The Holmes Report in April of 2012
– #1 Communications Advisor in mergermarket League Tables of PR Advisers in Global M&A by deal volume as of September
30th
, 2012

Corporate Finance/Restructuring

- Restructuring/turnaround services
- Transaction advisory services
- Interim management
- Investment banking
- Bankruptcy support services
- Private equity
- Performance improvement

Economic Consulting

- Antitrust & competition economics
- Securities litigation & risk management
- Intellectual property
- International arbitration
- Labor & employment
- Public policy
- Regulated industries
- Business valuation

Forensic and Litigation Consulting

- Forensic accounting & advisory services
- Global risk & investigations segment
- Compliance, monitoring & receivership
- Intellectual property
- Dispute advisory services
- Trial services
- Financial & enterprise data analytics

Technology

- Computer forensics & investigations
- Discovery consulting
- E-discovery software & services

Strategic Communications

- Financial communications
- Corporate communications
- Strategy consulting & research
- Crisis communications
- Public affairs
- Creative engagement

3Q12 Segment Revenues

12%
29%
13%
25%
21%
Corporate Finance/Restructuring
Economic Consulting
Forensic and Litigation Consulting
Technology
Strategic Communications

3Q12 Geographic Revenues

26%
74%
United States
Rest of World

5 Global Business with Diverse Event-Driven Offering FTI Consulting has built a balanced portfolio of global businesses that offer event-driven services and solutions

BUSINESS SEGMENT OVERVIEW

Number of Revenue Generating Professionals
800
600
400
200
0
758
725
692
751
2009
2010
2011
9/30/2012

Revenues
($ in millions)
$600
$400
$200
$0
$514.3
$451.5
$427.8
$336.0
2009
2010
2011
YTD 9/30/2012

Corporate Finance/Restructuring
Provides consulting and advisory services focused on strategic, operational, financial and capital needs of businesses
– #1 crisis management firm in league tables of crisis management firms for 5 consecutive years
(2007-2012)
Focused on increasing market share and ability to leverage collaborative segment, industry and geographic resources and expertise to deliver higher convert rates
Expect global economic volatility to continue in the near-term despite improved availability of credit in the U.S., with continued softness in demand for restructuring and bankruptcy services
Opportunities remain strong in Asia Pacific, Europe, Latin America and Healthcare
– Shift to company-side work as companies are moving to preemptively structure and restructure in anticipation of tougher credit and economic environments
– Strengthened transaction support business in anticipation of a more vibrant financing market

Number of Revenue Generating Professionals
450
300
150
0
302
297
433
467
2009
2010
2011
9/30/2012

Revenues
($ in millions)
$400
$300
$200
$100
$0
$234.7
$255.7
$354.0
$295.9
2009
2010
2011
YTD 9/30/2012

Economic Consulting
Provides law firms, corporations and government agencies with analyses related to economics, finance and valuation
– Critical insight and expert testimony in legal and regulatory proceedings, strategic decision making and public policy debates
– Deep expertise in antitrust issues, M&A, securities litigation and risk management, valuation and international arbitration
Leader in antitrust reputation and expertise
– Named Leading Antitrust Economics Firm and 1 of the 20 Best Economics Firms in the World by
Global Competition Review for 7 consecutive years (2005-2012)
Expect sustained high rates of utilization in financial economics business
Pursuing opportunities to increase market share in the fast growing labor litigation market

Number of Revenue Generating Professionals
754
806
852
809
800
600
400
200
0
2009
2010
2011
9/30/2012

($ in millions)
Revenues
$400
$300
$200
$100
$0
$300.7
$324.5
$365.3
$260.5
2009
2010
2011
YTD 9/30/2012

Forensic and Litigation Consulting
Provides multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services
Pioneer of visual support in the courtroom and the global leader in commercial arbitration
– #1 on Who’s Who Legal List of most highly regarded firms for Commercial Arbitration for 3 consecutive years (2010-2012)
Some short-term challenges related to lower volume of government driven investigations, correlated to U.S.
election cycle
Investments in global infrastructure position FTI Consulting to compete for large, multi-jurisdictional global engagements
Strong pipeline of mortgage backed security engagements and recent uptick in whistleblower generated activity and reactive and proactive FCPA investigations

Number of Revenue Generating Professionals
450
300
150
0
251
257
290
283
2009
2010
2011
9/30/2012

Revenues
($ in millions)
$300
$200
$100
$0
$170.2
$176.6
$218.7
$147.6
2009
2010
2011
YTD 9/30/2012

Technology
Provides electronic discovery (“e-discovery”) and information management software and services to companies, law firms, courts and government agencies
Leading provider of e-discovery software and services
– Member of the “Challengers" Quadrant in Gartner's "Magic Quadrant for E-Discovery Software" Report
for 2012
– Ringtail®
8.2 E-discovery Software Named to KMWorld magazine's 2012 Trend-Setting Products List
– Recently launched Predictive Discovery, a complete and defensible solution that significantly reduces the cost and time of legal review
– As of September 30
th
, 2012, year to date the number of new matters is up 22% and the number of new clients is up 29% compared to the same period in 2011
Investments in sales force resulting in winning more matters for more clients
Opportunity to target corporations as buyers driven by shift in demand for managed services

Number of Revenue Generating Professionals
573
583
582
597
600
400
200
0
2009
2010
2011
9/30/2012

($ in millions)
Revenues
$300
$200
$100
$0
$180.1
$193.2
$200.9
$137.5
2009
2010
2011
YTD 9/30/2012

Strategic Communications
Helps clients use communications assets to protect, enhance, develop and defend their enterprise value
One of the most highly regarded communications consultancies with more than 25 years of experience advising management teams in critical situations
– Named Corporate Agency of the Year by The Holmes Report in April of 2012
– #1 Communications Advisor in mergermarket League Tables of PR Advisers in Global M&A by deal volume as of September 30 , 2012
The prolonged global economic downturn continues to challenge underlying performance
Growth opportunities remain broad-based ranging from restructuring, crisis, capital markets and corporate communications engagements to employee engagement assignments, particularly in Healthcare and
Energy, as these sectors improve
th

THE VALUE OF FTI CONSULTING

Source & Acquire
Attract & Retain
Service & Support
Grow & Develop
Measure & Assess
Reward & Engage
Employees

Our People
FTI Consulting’s most valuable asset is our people
– Over 3,800 employees in 92 offices and 24 countries
– 364 Senior Managing Directors, 471  Managing
Directors and access to three Nobel Laureates
FTI Consulting is a global company with global
leaders and advisors
– The FTI Consulting matrix establishes global leadership
– Expanded Board of Directors offering global insights,
extensive experience and tenured leadership
Our collective expertise spans a wide range of
practices, business and industries and fuels our
ability to address even the most complex
challenges
We hire the best and continue to invest in their on-
going development
– FTI Consulting employees are supported throughout
their career development through our educational and
thought leadership initiatives: New Hire Orientation,
New Director School, FTI Consulting University and
Executive Leadership Forums
FTI
Consulting’s
unique
integrated
approach to
protect and
enhance
enterprise
value requires
exceptional
talent

The FTI Consulting Matrix
FTI Consulting’s
matrix
organizational
structure
appropriately
emphasizes the
segment,
geographic and
industry drivers
of our
businesses,
allowing for
improved
understanding
and response to
our client’s
needs and
increased
leverage of
resources,
knowledge and
solutions in our
rapidly growing
markets
Three strategies that drive our
business:
Segment: Continue to build out
diverse platform of services and
solutions
Geography: Replicate North
American business model across
existing global platform
Industry: Develop integrated industry
focused solutions
Industry
Segment
Geography

YTD 9/30/2012 Y/Y Revenue Growth
50%
40%
30%
20%
10%
0%
-10%
-20%
41%
4%
-8%
-1%
Asia Pacific
EMEA
Latin America
North America
YTD 9/30/2012 Y/Y Revenue Growth

The Globalization of FTI Consulting
FTI Consulting
will continue to
add scale and
expertise to the
company’s
global
infrastructure
The
increasingly
aggressive
regulatory and
enforcement
environment
should bode
very well for
large
consulting
firms with
global reach
and
reputations like
FTI Consulting
North America
– Strong demand for Healthcare, Energy and
Insurance industry solutions
Europe, Middle East and Africa (EMEA)
– Depressed valuations present  M&A opportunities
– Continue to invest based on pockets of demand –
Global Risk and Investigations Practice (GRIP),
Restructuring, and Anticorruption, Compliance and
Remediation Practice
Asia Pacific & Latin America
– Continue to build out geographic presence and
capabilities
– Restructuring and Global Risk and Investigations
Practice (GRIP) driven by rapid influx of capital
– Strong demand for Healthcare, Energy and Real
Estate industry solutions

2013 Growth Catalysts
Improved post election regulatory environment
Uptick in the pace of M&A activity
– Currently have a high level of M&A “first look” retentions
– M&A touches every business segment, with the potential to represent approximately
10% of total company revenues
Restructuring and investigations activity in Europe, Asia Pacific and Latin
America
– Demand in our Global Risk and Investigations Practice (GRIP),  Restructuring, and
Anticorruption, Compliance and Remediation Practice in Europe
– Opportunities in Restructuring and Global Risk and Investigations Practice (GRIP)
driven by rapid influx of capital in Asia Pacific and Latin America
Attractive macro drivers in Asia Pacific and Latin America
Industry solutions opportunities in Healthcare, Energy and Insurance
– Need for business advisory in the ever-changing Healthcare industry
– Demand globally for Energy services irrespective of macroeconomic backdrop
– Insurance expected to be driven by increased disputes related to insurance payments and adjudications
Demand for
FTI
Consulting’s
services and
expertise is
expected to
be driven by
multiple
catalysts in
2013

Pre-Deal Preparation and Evaluation
Due Diligence
M&A Lifecycle
Pre-Close Planning
Post-Close Planning
Post-Close Execution

Case Study: M&A Lifecycle and
FTI Consulting’s Integrated Service Offering
Testing, Design & Implementation of Internal Controls
Employee Outreach & Engagement
M&A Digital/Social Media Strategies
Media Relations
Investor Relations
First Look Services
Antitrust & Competition Economics
Investigative Due Diligence & Integrity Investigations
Emerging Market Entry Analysis, Political  & Corruption Index Assessments
Merger Integration Services
Post-Acquisition Disputes
Purchase Price Dispute Services
Global Risk & Investigation Services
Compliance Monitoring & Remediation Services
Post-Merger Communication Implementation
Change Management Communications
Corporate Finance/Restructuring
Forensic Litigation and Consulting
Economic Consulting
Technology
Strategic Communications
Valuation Services
Buyer Services
Seller Services
Lender Services
M&A Fraud Services
Intellectual Property Valuation & Protection
Transactional Due Diligence
System Audits/IT Due Diligence
Compliance & Accounting Internal Controls Reviews
Foreign Bribery & Corruption Risk Assessments
Subsidiary, Joint Venture & Controlled Entity
Investigations
E-discovery
Tax Services
Second Requests
M&A Communications
Proxy Communications

Case Study: Cross – Practice Engagements
– This is an opportunity that is unique to FTI Consulting and a competitive advantage that makes FTI Consulting much more powerful when our people go-to-market
– Clients that face the most complex and critical situations want an integrated FTI
Consulting team, a team that has the right combination of skills to solve all of their problems
Expect cross-
segment
engagements
to bolster FTI
Consulting’s
organic
growth, brand
visibility and
reputation
FTI Consulting has established a global platform with deep expertise and broad capabilities
FTI Consulting leverages this platform by presenting our full set of services to current and potential clients as “one firm”
Our clients’ problems, more often than not, need to benefit from services provided by more than one of our business practices
FTI Consulting’s biggest and most profitable projects are cross-practice engagements

FTI Consulting’s Financial Position Is Strong
Long-term track record of industry-leading growth in revenue and profitability
Significant cash flow generation
– Consistent and strong net cash provided by operating activities - $173.8 million in
2011 and $195.1 million in 2010
– $126.9 million in cash and cash equivalents on the balance sheet as of September
30   , 2012
– Leverage as of September 30   , 2012 – less than 3:1
Balanced capital deployment aimed at productive and value enhancing initiatives for stockholders
– Maintain market leadership positions, impressive credentials and established reputation by investing in talent
– Investments in R&D and innovation should drive organic growth
– Acquisition strategy  focused  on building  attractive, sustainable businesses
– $250 million stock buyback program authorized in June 2012
Recently announced debt offering resulting in decreased interest expense, longer maturity profile and increased access to capital
Portfolio
investments,
coupled with
continued
cash
generation
and
operational
discipline,
demonstrated
in financial
results
th
th

FTI Consulting Summary
FTI Consulting
is a global
business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise
value in an
increasingly
complex legal,
regulatory and
economic
environment
Scalable business model
– Flexible and attractive business model with the opportunity to leverage cross-practice engagements
Well positioned to benefit from key trends
– Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
– LIBOR probe, FCPA investigations, whistleblower investigations and trading probes
Management of expenses and recent restructuring actions create room for margin expansion
– Expect these actions to result in approximately $14 million in cost savings in 2012
Executable growth strategy
– Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
– Capital deployment focused on value-enhancing initiatives
– $250 million stock buyback program approved in June 2012
Healthy balance sheet, consistent cash flows and access to capital

Nine Months Ended September 30, 2012
($ in thousands, except per share data)
(1) We define adjusted earnings per diluted share as earnings per diluted share, excluding the net impact of special charges and loss on early extinguishment of debt that were incurred in that period.
$114,367 $137,243
Nine Months Ended September 30,
2012 2011
$1,177,526 $1,176,055
$283,958 $280,364
$29,557 $15,212
($2,581) $2,538
Unaudited
$4,503 $5,409
($43,607) ($44,129)
$75,263 $98,523
$26,372 $34,501
$48,891 $64,022
$1.17 $1.47
41,882 43,671
$1.62 $1.68
Revenues
Operating expenses
Direct cost of revenues
Selling, general & administrative expense
Special charges
Operating income
Other income (expense)
Interest expense
Income before income tax provision
Income tax provision
Net income
Earnings per common share - diluted
Adjusted earnings per common share - diluted
Interest income & other
$1,063,159 $1,038,812
$16,773 $16,795
Acquisition-related contingent consideration
$735,452 $723,903
Amortization of other intangible assets
Weighted average common shares outstanding - diluted
(1)

($ in thousands, except headcount data)

Nine Months Ended September 30, 2012	Revenues	Adjusted EBITDA[1]	Adjusted EBITDA Margin	Revenue - Generating Headcount
Corporate Finance/Restructuring	$336,031	$81,003	24.1%	751
Forensic & Litigation Consulting	$260,504	$42,916	16.5%	809
Economic Consulting	$295,882	$56,002	18.9%	467
Technology	$147,643	$41,739	28.3%	283
Strategic Communications	$137,466	$16,277	11.8%	597
Total Adjusted Segment EBITDA (1)	**$1,177,526**	$237,937	20.2%	**2,907**
Unallocated Corporate		($55,080)		
Adjusted EBITDA (1)		**$182,857**	15.5%	

Nine Months Ended September 30, 2011	Revenues	Adjusted EBITDA[1]	Adjusted EBITDA Margin	Revenue - Generating Headcount
Corporate Finance/Restructuring	$319,461	$59,173	18.5%	711
Forensic & Litigation Consulting	$275,345	$53,016	19.3%	872
Economic Consulting	$264,401	$50,635	19.2%	424
Technology	$165,137	$58,362	35.3%	284
Strategic Communications	$151,711	$19,267	12.7%	590
Total Adjusted Segment EBITDA (1)	**$1,176,055**	$240,453	20.4%	**2,881**
Unallocated Corporate		($49,696)		
Adjusted EBITDA (1)		**$190,757**	16.2%	

(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortizatio of intangible assets and special charges. Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted segment EBITDA. We define Adjusted segment EBITDA as the segments' share of consolidated operating income before depreciation, amortization of intangible assets and special charges. We define Tota Adjusted Segment EBITDA as the Adjusted Segment EBITDA for all s Although Adjusted EBITDA and Adjusted segment EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles ("GAAP"), we believe that these measures can b operating performance measure fo evaluating our results of operations as compared from period to period and as compared to our competitors. We use Adjusted EBITDA and Adjusted segment EBITDA to evaluate and compare the operating performance of our segments. Adjusted EBITDA and Adjusted segment EBITDA are not defined in the same manne by all companies and may not be comparab to other similarly titled measures of other companies. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).

22 YTD Results: Segment Performance

APPENDIX

Reconciliation of non-GAAP Financial Measures
($ in thousands, except per share data)
Nine Months Ended September 30,
2012 2011
$19,115 $9,285
$1.17 $1.47
41,882 43,671
Net income
Add back: Special charges, net of tax effect
(1)
Adjusted Net income
Earnings per common share - diluted
Adjusted earnings per common share (2)
$68,006 $73,307
Add back: Special charges, net of tax effect
(1)
$1.62 $1.68
Weighted average common shares outstanding - diluted
$48,891 $64,022
$0.45 $0.21
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rates for the adjustments for the nine months ended September 30,
2012 was 35.3% and 39.0% for the nine months ended September 30, 2011. The tax expense related to the adjustments for the nine months ended September 30, 2012 was $10.4 million or a $0.25 impact on diluted earnings per share. The tax expense related to the adjustments for the nine months ended September 30, 2011 was$5.9million or a $0.14 impact on diluted earnings per share.
(2) We define Adjusted Net Income and Adjusted EPS as net income and earnings per diluted share, respectively, excluding the net impact of any special charges and any loss on early extinguishment of debt that were incurred in that period.

Reconciliation of Operating Income and
Net Income to Adjusted EBITDA
($ in thousands)
Nine Months
Ended
Sept. 30, 2012
Corporate Finance
/ Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Total
Net Income $48,891
Interest Income and other
interest expense
Income tax provision
($4,503)
$43,607
$26,372
Operating
Income
$61,885 $30,963 $51,681 $23,403 $6,161 ($59,726) $114,367
Depreciation and amortization
Amortization of other intangible assets
Special charges
$2,528
$4,654
$11,936
$2,812
$1,469
$7,672
$2,131
$1,199
$991
$9,262
$5,960
$3,114
$1,913
$3,491
$4,712
$3,514
-
$1,132
$22,160
$16,773
$29,557
Adjusted EBITDA
(1)
$81,003 $42,916 $56,002 $41,739 $16,277 ($55,080) $182,857
Nine Months
Ended
Sept. 30, 2011
Corporate Finance
/ Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Total
Net Income $64,022
Interest Income and other
interest expense
Income tax provision
($5,409)
$44,129
$34,501
Operating
Income
$42,771 $47,746 $45,565 $44,026 $13,449 ($56,314) $137,243
Depreciation and amortization
Amortization of other intangible assets
Special charges
$2,617
$4,345
$9,440
$2,579
$1,852
$839
$1,883
$1,094
$2,093
$8,407
$5,929
-
$2,243
$3,575
-
$3,778
-
$2,840
$21,507
$16,795
$15,212
Adjusted EBITDA
(1)
$59,173 $53,016 $50,635 $58,362 $19,267 ($49,696) $190,757
(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets and special charges.  Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted segment EBITDA. Wedefine Adjustedsegment EBITDA as thesegments'share ofconsolidatedoperatingincome beforedepreciation, amortization of intangibleassetsand specialcharges. AlthoughAdjustedEBITDAand Adjustedsegment EBITDA arenotmeasures of financial condition or performancedeterminedinaccordancewith generally acceptedaccounting principles ("GAAP"), we believe thatthesemeasures can be auseful operating performance measure for evaluating our results of operations ascompared from period to periodand as compared to our competitors. Weuse AdjustedEBITDA andAdjusted segmentEBITDAto evaluateandcompare the operating performance ofoursegments. We defineAdjustedNet Income and AdjustedEPS as netincome and earnings per dilutedshare, respectively,excluding the net impactof any specialcharges and any loss on early extinguishment of debt that wereincurredinthat period. Adjusted EBITDA andAdjustedPractice EBITDA arenotdefined in the same manner by allcompaniesand maynotbecomparable toother similarly titled measures of othercompanies.
These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).

Critical thinking at the critical time™